Exhibit 99.1

Source: Cryomass Technologies
February 26, 2025 07:10 ET

CryoMass Announces Sale of CryoSift Separator™ and License of Its Cryogenic Refinement Technology in Oklahoma Market

DENVER, Feb. 26, 2025 (GLOBE NEWSWIRE) -- CryoMass Technologies Inc. (the “Company” or “CryoMass”) (OTCQB: CRYM), a pioneering leader in cryogenic refinement systems for trichome-rich crops, today announced the sale of an additional CryoSift Separator™ production model (“Unit”) to Tribe Collective (“Tribe”), in a transaction in which the usage of the Unit will be shared with Choctaw Processing (“Choctaw”). This sale was executed concurrently with non-exclusive patent license agreements for CryoMass’s patented process with both Tribe and Choctaw, established operators in Oklahoma’s cannabis market.

The terms of the agreements include one-time revenue from the sale of the Unit and recurring revenues from processing fees based on biomass volume over the duration of the patent licenses, which are at least five years. While specific terms remain confidential for competitive reasons, recurring revenues to CryoMass in connection with this transaction could exceed $1,000,000 per annum, depending on certain factors. The sale was facilitated through third-party financing provided by NEC Financial Services, LLC a wholly owned subsidiary of NEC Capital Solutions, Limited (“NEC”). CryoMass is grateful to expand its financing partners’ network with the addition of a leading traditional equipment financing institution.

“This innovative transaction demonstrates how our technology can create immediate value for multiple operators within a competitive market,” said Christian Noël, CEO of CryoMass. “By enabling significant cost reductions and improved extraction efficiency, our solution provides Tribe and Choctaw with compelling competitive advantages. This shared-usage model could serve as a template for future deployments in other markets where operators seek to enhance their operational efficiency and market position.”

CryoMass Partners with Tribe and Choctaw

“The CryoSift Separator™ technology represents a significant advancement for our operations,” said Ryan Medley, CEO of Tribe. Added Kenny Novotny, CEO of Choctaw, “This processing innovation will be transformative for our business. We look forward to leveraging these capabilities to strengthen our market position.”

The execution of this multi-party transaction in Oklahoma demonstrates CryoMass’s ability to structure innovative deployment models that address the evolving needs of cannabis operators. As processors and cultivators face increasing market pressures, the adoption of CryoMass’s proprietary technology by established companies like Tribe and Choctaw validates its potential to transform both harvest and post-harvest operations that enhance market competitiveness. This transaction advances CryoMass’s mission to revolutionize biomass refinement while simultaneously delivering long-term value to customers and establishing a recurring revenue model that supports continued innovation and growth.

The common stock of CryoMass Technologies Inc. trades on the OTC QB market under the symbol CRYM. For further information, please contact the Company by email at investors@cryomass.com or by telephone at 303-222-8092.

About CryoMass

CryoMass Technologies Inc. develops and licenses cutting-edge equipment and processes to refine harvested cannabis, hemp, and other premium crops. The company’s patented technology harnesses liquid nitrogen to reduce biomass and then efficiently isolate, collect and preserve delicate resin glands (trichomes) containing prized compounds like cannabinoids and terpenes.

Building on this technology, CryoMass has engineered its premier Trichome Separation unit (CryoSift Separator™), optimized via patented cryogenic processes to rapidly capture intact, high- value cannabis and hemp trichomes (CryoSift™). Much like sugar and flour refinements, the resulting CryoSift™ concentrate is a superior product compared to unprocessed biomass. For cultivators, reducing biomass into CryoSift™ slashes volume up to 80%, dramatically lowering storage, handling, and transportation costs. Properly stored, CryoSift™ prevents potency and terpene degradation, preserving value. For processors, the minimized input volume also enables considerable cost savings and logistics advantages. Extracting from CryoSift™ using solvents and manufacturing solventless products unlocks industrial scale yields unattainable otherwise. CryoMass anticipates its efficiencies will catalyze industry-wide shifts in cannabis and hemp post- harvest methods. Additionally, the technology shows promise for diverse trichome-rich plants.

About Tribe

Tribe is a vertically integrated cannabis company based in Oklahoma that specializes in crafting innovative cannabis products. Their mission focuses on providing patients with affordable, effective, and distinctive single-source products designed to enhance wellbeing. Tribe distinguishes itself as a comprehensive provider offering diverse product lines while maintaining rigorous standards for quality and consistency without sacrificing the creativity that defines their unique product offerings.

About Choctaw

Choctaw Processing is a leading provider of high-quality manufacturing services dedicated to serving Oklahoma’s medical marijuana market. With a focus on excellence and precision, Choctaw Processing specializes in offering customized solutions, including brand manufacturing, packaging, and bulk manufacturing processes. The company’s mission is to empower partners by delivering efficient and reliable services while maintaining the highest standards in quality and safety. With the integration of CryoMass technology into their operations, Choctaw Processing looks forward to providing enhanced product quality and optimized services for their manufacturing partners.

This press release is not an offer of securities, or a solicitation for purchase, subscription or sale of securities in the United States of America or in any other jurisdiction in which it would be unlawful to do so.

Forward-looking Statements

This press release may contain forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 that involve known and unknown risks, uncertainties and other factors, including risk factors identified in the Company’s SEC filings, and which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties include, without limitation, changes in the regulatory environment affecting the sale and use of cannabis or hemp products and of other, potential lines of businesses that the Company will consider entering at a given time, demand for the Company’s products, internal funding and the financial condition of the Company, product roll- out, competition, our dependence upon our commercial partners, variations in the global commodities markets and other commercial matters involving the Company, its products and the markets in which the Company operates or seeks to enter, as well as general economic conditions. The forward-looking statements in this press release are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Caution Regarding Cannabis Operations in the United States Investors should note that there are significant legal restrictions and regulations that govern the cannabis industry in the United States. Marijuana, as defined in the U.S. Controlled Substances Act, remains a Schedule I drug under the respective act, making it illegal under federal law in the U.S. to, among other things, cultivate, distribute or possess cannabis. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the U.S. may form the basis for prosecution under applicable U.S. federal money laundering legislation. Please carefully review the Company’s SEC filings with respect to related risk factor.

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/0d19ee9e-949c-4212-a9d7- 55ad4f377e3b

Attachments:

● CryoMass Partners with Tribe and Choctaw

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